UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: June 8, 2009

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation of Bylaw; Change in Fiscal Year.

Effective June 8, 2009, the Board of Directors of E*TRADE Financial Corporation adopted resolutions amending the bylaws of E*TRADE. Attached as Exhibit 3.1 is the text of the amendment to the Bylaws. The amendment provides for an additional medium through which notice of a special meeting can be provided to members of the Board, reduces the advance notice period for providing notice of a special meeting to the Board and expands the list of persons who may send notice of a special meeting to Board.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendments to the Bylaws of E*TRADE Financial Corporation, effective June 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: June 10, 2009	By:	/s/ Karl A. Roessner
Name: Karl A. Roessner
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendments to the Bylaws of E*TRADE Financial Corporation, effective June 8, 2009